Filed under Rule 497(e)
Registration No. 333-53589

VALIC COMPANY II

Large Cap Value Fund

Mid Cap Growth Fund

(each, a “Fund”)

Supplement dated April 27, 2021, to each Fund’s Prospectus and
Statement of Additional Information (“SAI”), each dated
January 1, 2021, as supplemented and amended to date

Effective April 19, 2021, the Large Cap Value Fund reorganized into the Systematic Value Fund, a series of VALIC Company I (“VC I”), and the Mid Cap Growth Fund reorganized into the Mid Cap Strategic Growth Fund, a series of VC I. Accordingly, each Fund is no longer offered. All references to each Fund in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.